                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2001
                                                            -----------



                          U.S. OFFICE PRODUCTS COMPANY
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                       0-25372                    52-1906050
      --------                       -------                    ----------
   (State or Other                 (Commission               (I.R.S. Employer
   Jurisdiction of                 File Number)             Identification No.)
    Incorporation)


        2100 Pennsylvania Avenue, N.W., Suite 400, Washington D.C. 20037
        ----------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (202) 339-6700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     US Office Products Company (the "Company") is filing herewith the Monthly Operating Report of the Debtors for the period March 5, 2001 through March 31, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware on May 7, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not Applicable.

        (c)  The following exhibit is filed herewith:

             99 Monthly Operating Report for the period March 5, 2001 through March 31, 2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.




                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. OFFICE PRODUCTS COMPANY


Date: May 18, 2001                      By:  /s/ Joseph T. Doyle
                                             ------------------------------
                                             Joseph T. Doyle
                                             Executive Vice President and Chief
                                             Financial Officer






                                       3
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                                  EXHIBIT INDEX

  Exhibit
  Number         Description of Exhibit
  -------        --------------------------------------------------------------
    99           Monthly Operating Report for the period March 5, 2001 through
                 March 31, 2001*


   * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.